UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2007

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 12, 2007, SimpleTech, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) that disclosed, among other things, the consummation by the Company of the sale of assets of its Consumer Division. Unaudited pro forma financial statements of the Company giving effect to the sale of the assets of the Consumer Division were filed as Exhibit 99.5 thereto. The purpose of this Current Report on Form 8-K/A is to correct a printer error that resulted in the inadvertent omission of the pro forma information pertaining to the benefit for income taxes of approximately $1.5 million for the twelve months ended December 31, 2003. This omission did not affect the calculation of net loss for this period which was stated correctly at approximately $1.6 million. In addition, the Company referenced the amount of the pro forma cash consideration as of September 30, 2006 in (i) the notes to the unaudited pro forma financial statements, (ii) the table to the notes and (iii) the pro forma balance sheet. The pro forma cash consideration referenced in the notes should have indicated an amount of approximately $58.5 million but instead reflected approximately $59.7 million. The pro forma cash consideration originally presented on the pro forma balance sheet as of September 30, 2006 and in the table to the notes was stated correctly at approximately $58.5 million. This Current Report on Form 8-K/A corrects the discrepancy in the pro forma cash consideration appearing in the notes to be consistent with the pro forma cash consideration the Company presented on the pro forma balance sheet as of September 30, 2006 and in the table to the notes.

The unaudited pro forma financial statements, which have been revised to correct the foregoing errors, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The revised Exhibit 99.1 attached to this Current Report on Form 8-K/A supersede and replace in its entirety, Exhibit 99.5 which was attached to the Original 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited Pro Forma Balance Sheet of SimpleTech, Inc. as of September 30, 2006; Unaudited Pro Forma Statements of Operations of SimpleTech, Inc. for the Nine Months Ended September 30, 2006 and 2005 and the Fiscal Years Ended December 31, 2005, 2004 and 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SimpleTech, Inc.

Date: February 15, 2007	By:	/s/ Dan Moses
Dan Moses Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Unaudited Pro Forma Balance Sheet of SimpleTech, Inc. as of September 30, 2006; Unaudited Pro Forma Statements of Operations of SimpleTech, Inc. for the Nine Months Ended September 30, 2006 and 2005 and the Fiscal Years Ended December 31, 2005, 2004 and 2003